                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                             Dearborn Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                             DEARBORN BANCORP, INC.



                                   -----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 2001


To the Shareholders of
Dearborn Bancorp, Inc.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Dearborn Bancorp, Inc. will be held on Tuesday, the 15th day of May, 2001 at 4:00 P.M., Local Time, at Park Place, 23400 Park Avenue (two blocks south of Michigan Avenue at Outer Drive), Dearborn, Michigan, for the following purposes:

         1.       To elect four directors of the Corporation;

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 23, 2001 as the record date for the meeting and only shareholders of record at that time will be entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders who are unable to attend the meeting in person, as well as shareholders who plan to attend the meeting, are requested to date, sign and mail the enclosed proxy promptly. If you are present at the meeting and desire to vote in person, you may revoke your proxy.




                       By Order of the Board of Directors,



                              /s/ Jeffrey L. Karafa

                                    Secretary


April 13, 2001

                                 PROXY STATEMENT


            ANNUAL MEETING OF SHAREHOLDERS OF DEARBORN BANCORP, INC.

                                  MAY 15, 2001




To the Shareholders of
Dearborn Bancorp, Inc.



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dearborn Bancorp, Inc. (hereinafter referred to as the "Corporation") from the holders of the Corporation's Common Stock to be used at the Annual Meeting of Shareholders to be held on Tuesday, the 15th day of May, 2001 at 4:00 P.M., Local Time, at Park Place, 23400 Park Avenue, Dearborn, Michigan, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are being sent to shareholders is April 13, 2001. The address of the principal corporate offices of the Corporation is 22290 Michigan Avenue, P. O. Box 2247, Dearborn, Michigan 48123-2247.


         Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Secretary of the Corporation prior to voting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournments thereof. The giving of the proxy does not affect the right to vote in person should the shareholder attend the meeting.


         The Board of Directors in accordance with the By-Laws has fixed the close of business on March 23, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. At the close of business on such date the outstanding number of voting securities of the Corporation was 2,252,744 shares of Common Stock, each of which is entitled to one vote. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but not counted on any matters brought before the meeting. Directors are elected by a plurality of the votes properly cast at the meeting.

                               SECURITY OWNERSHIP

MANAGEMENT

         The following table sets forth, as of March 1, 2001, the number of shares of the Corporation's Common Stock beneficially owned by each director, each executive officer, each nominee for election as a director and all directors and executive officers as a group.

                                                               Number            Percent
         Name of Individual                                of Shares (1)        of Class
         -------------------------------------------     ---------------------------------
         Daniel P. Brophy                                      ---     (2)               *
         Wilber M. Brucker, Jr.                             12,412     (3)               *
         Margaret I. Campbell                               20,305     (4)               *
         John E. Demmer                                    126,916     (5)            5.62
         George J. Demou                                       ---     (2)               *
         Michael V. Dorian, Jr.                             35,504                    1.57
         Jihad A. Hachem                                       ---     (2)               *
         David Himick                                      207,254     (6)            9.17
         Jeffrey L. Karafa                                  30,957  (2)(7)            1.37
         Donald G. Karcher                                  33,485     (8)            1.48
         Bradley F. Keller                                  81,354     (9)            3.60
         Jeffrey G. Longstreth                              13,335    (10)               *
         Warren R. Musson                                   28,239 (2)(11)            1.25
         Richard Nordstrom                                  53,273    (12)            2.36
         H. Kristene Rautio                                  7,151 (2)(13)               *
         Michael J. Ross                                    60,960 (2)(14)            2.70
         Robert C. Schwyn                                   22,300    (15)               *
         Ronnie J. Story                                    91,498                    4.05
         Jeffrey J. Wolber                                  28,800 (2)(16)            1.27
         All Directors and Executive Officers
              as a Group  (17) (19 persons)                845,588                   37.43

         *   Less than one percent

         (1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power.

         (2) The number of shares shown in the table includes shares issuable upon the exercise of stock options within 60 days of March 1, 2001, by the following executive officers: Jeffrey L. Karafa - 28,056 shares; Warren R. Musson - 21,500 shares; H. Kristene Rautio - 6,000 shares; Michael J. Ross - 55,140 shares; and Jeffrey J. Wolber - 28,056 shares. The table excludes the following stock options granted by the Corporation on January 16, 2001: George J. Demou - 2,500 shares; Jihad
         A. Hachem - 5,000 shares; Jeffrey L. Karafa - 8,000 shares; Warren R. Musson - 8,000 shares; H. Kristene Rautio - 5,000 shares; Michael J. Ross - 13,000 shares; and Jeffrey J. Wolber - 8,000 shares. The table also excludes the following stock options granted by the Corporation on February 12, 2001: Daniel P. Brophy - 5,000 shares.

         (3) Includes 790 shares owned by Mr. Brucker's wife.

         (4) Includes 2,000 shares owned by Mrs. Campbell's husband.

         (5) Includes 41,742 shares held by Mr. Demmer's wife as a Trustee of a trust.

         (6) Includes 245 shares held by the Himick Family Investment Club.

         (7) Includes 2,506 shares held for Mr. Karafa in the Community Bank of Dearborn 401(k) trust.

         (8) Includes 6,100 shares held by Mr. Karcher's wife as a Trustee of a trust.

         (9) Includes 2,397 shares owned by Mr. Keller's wife.

         (10) Includes 616 shares owned by Mr. Longstreth's wife.

         (11) Includes 372 shares owned by Mr. Musson's wife and 1,939 shares held for Mr. Musson in the Community Bank of Dearborn 401(k) trust.

         (12) Includes 173 shares owned by Mr. Nordstrom's wife.

         (13) Includes 506 shares held for Ms. Rautio in the Community Bank of Dearborn 401(k) trust.

         (14) Includes 1,356 shares held for Mr. Ross in the Community Bank of Dearborn 401(k) trust.

         (15) Includes 17,200 shares held for the benefit of Dr. Schwyn in a defined benefit plan trust.

         (16) Includes 185 shares held for Mr. Wolber in the Community Bank of Dearborn 401(k) trust.

         (17) Includes 138,752 shares issuable upon the exercise of stock options.

CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 1, 2001 the number of shares of the Corporation's Common Stock owned by the only persons who were known by the Corporation to own beneficially more than five percent of the Common Stock of the Corporation:

                                                      Number                  Percent
        Name of Beneficial Owner                     of Shares               of Class
        -----------------------------------     --------------------------------------------
        David Himick                                 207,254                    9.17
        John E. Demmer                               126,916                    5.62



                              ELECTION OF DIRECTORS

         The members of the Board of Directors are divided into three classes, each class to be as nearly equal in number as possible, with each class to serve a three-year term. The Board of Directors has nominated Margaret I. Campbell, John E. Demmer, Michael V. Dorian, Jr. and Donald G. Karcher for election as directors for a term expiring at the 2004 Annual Meeting of Shareholders, in each case until their successors are elected and qualified. Other directors who are remaining on the Board will continue in office in accordance with their previous election by shareholders until expiration of their terms at the 2002 or 2003 Annual Meeting of Shareholders, as the case may be.

         The proposed nominees for election as directors are willing to be elected. If any of the nominees at the time of election is unable to serve, or is otherwise unavailable for election, and if other nominees are designated, the proxies shall have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. However, if any nominees are substituted by management, the proxies intend to vote for such nominees. It is not anticipated that any of such nominees will be unable to serve as a director.

             INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTORS

                  The following information is furnished with respect to each person who is presently a director of the Corporation whose term of office will continue after the Annual Meeting of Shareholders, as well as those who have been nominated for election as a director.

                                                                                                  Year in Which
                                                                                Has Served       Term or Proposed
                                                                               as Director        Term of Office
Name and Age of Director              Principal Occupation (2)                    Since            Will Expire
------------------------------------  --------------------------------------- --------------- -----------------------
Wilber M. Brucker, Jr.,  75           Retired, Attorney                            1992                2002

Margaret I. Campbell,  61  (1)        Retired, Consultant                          1992                2004

John E. Demmer,  77  (1)              Chairman of the Board and Chief              1992                2004
                                      Executive Officer, Jack Demmer
                                      Ford, Inc., Jack Demmer
                                      Lincoln Mercury and Jack Demmer
                                      Leasing;  Chairman of the Board
                                      and Chief Executive Officer of
                                      the Corporation

Michael V. Dorian, Jr.,  41  (1)      Vice President, Mike Dorian Ford             1994                2004

David Himick,  75                     Financial Consultant                         1995                2003

Donald G. Karcher,  71  (1)           Chairman of the Board, Karcher               1992                2002
                                      Agency, Inc.;  Vice President
                                      of the Corporation

Bradley F. Keller,  59                President, Braden Associates, Inc.           1992                2002
                                      and MultiGard Properties, Ltd.

Jeffrey G. Longstreth,  58            President, Prudential Christie               1992                2003
                                      Real Estate, Inc.

Richard Nordstrom,  73                Retired, Architect;  Vice Chairman           1992                2002
                                      of the Corporation

Michael J. Ross,  50                  President and Chief Executive                1994                2003
                                      Officer, Community Bank of
                                      Dearborn;  President of the
                                      Corporation

                                                                                                  Year in Which
                                                                                Has Served       Term or Proposed
                                                                               as Director        Term of Office
Name and Age of Director              Principal Occupation (2)                    Since            Will Expire
------------------------------------  --------------------------------------- --------------- -----------------------
Robert C. Schwyn,  62                 Physician                                    1994                2003

Ronnie J. Story,  54                  President and Chief Executive                1994                2002
                                      Officer, Story Development
                                      Corporation and Story Brothers
                                      Grading and Excavating, Inc.



         (1) Nominated for election as a director.

         (2) Each of the directors has had the same principal occupation during the past five years except as follows: From 1960 to 1996 Mr. Nordstrom served as Chairman of the Board of Nordstrom Samson Associates; and from 1981 to 1997 Mr. Keller served as President of MultiGard Security Systems, Inc.

         The Board of Directors held seven meetings during 2000. The Corporation did not pay any director fees in 2000. Each incumbent director attended at least seventy-five percent of the total number of meetings of the Board of Directors.

         The members of the Compensation Committee for 2000 were Wilber M. Brucker, Jr., John E. Demmer (Chairman), David Himick, Donald G. Karcher, Bradley F. Keller and Richard Nordstrom. The Compensation Committee met three times during 2000. The Committee reviews and recommends to the Board of Directors the compensation of the officers of the Bank.

         The Nominating Committee is composed of Bradley F. Keller (Chairman), Jeffrey G. Longstreth and Ronnie J. Story. This Committee, which met once during 2000, recommends nominees for election as directors at the Annual Meeting of Shareholders, and recommends individuals to fill vacancies which may occur between annual meetings. The Committee will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Corporation.

         The members of the Audit Committee during 2000 were Wilber M. Brucker, Jr., Michael V. Dorian, Jr., Margaret I. Campbell, Donald G. Karcher (Chairman) and Bradley F. Keller. The Corporation's stock is traded on the Nasdaq Stock Market under the symbol "DEAR". Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealer ("NASD"). The Audit Committee met three times during 2000.

                             AUDIT COMMITTEE CHARTER

         The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A.


                             AUDIT COMMITTEE REPORT

         The Audit Committee (the "Committee") has reviewed and discussed with management the Corporation's audited consolidated financial statements as of and for the year ended December 31, 2000. The Committee has discussed with its independent auditors, Crowe, Chizek and Company LLP ("Crowe Chizek"), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures from Crowe Chizek required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditors the auditors' independence. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors approved) that the consolidated financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000. The Committee had also considered whether the provisions of other services performed by Crowe Chizek for the Corporation not related to the audit of the financial statements referred to above is compatible with maintaining Crowe Chizek's independence.

         The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Corporation with the Securities and Exchange Commission under the Securities Act of 1934, except to the extent that the Corporation specifically incorporates the Report by reference in any such document.

                                AUDIT COMMITTEE
                                Donald G. Karcher, Chairman
                                Wilber M. Brucker, Jr.
                                Michael V. Dorian, Jr.
                                Margaret I. Campbell
                                Bradley F. Keller


                             REPORT ON COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for developing the Corporation's executive compensation policies and making recommendations to the Board of Directors with respect thereto. In addition, the Committee makes annual recommendations to the Board of Directors concerning the compensation to be paid to the Chief Executive Officer of the Bank and determines the compensation to be paid to each of the other executive officers of the Bank. No compensation is payable to the executive officers of the Corporation. The Committee also administers all aspects of the Corporation's executive compensation program including its stock option plan.

Base Salaries
Salaries for the executive officers of the Bank are established by examining the experience and responsibility requirements of the position held. Marketplace information for comparable positions is also reviewed, including peer executives in comparable markets. With respect to the base salary of Mr. Ross, the Bank's Chief Executive Officer, the Compensation Committee took into account a comparison of base salaries of chief executive officers of peer banks and an assessment of Mr. Ross' individual performance.

Bonus Awards
Officers of the Bank may be considered for annual discretionary cash bonuses which may be awarded to recognize and reward corporate and individual performance, based on attainment of specific goals and objectives. Mr. Ross was awarded a bonus of $35,000 for 2000.

Stock Options
Under the Corporation's 1994 Stock Option Plan, which was approved by the shareholders, stock options may be granted, from time to time, to officers and key employees of the Corporation and the Bank. 69,500 options were granted in 2000, 71,000 options were granted in 1999 and 33,150 options were granted in 1998. During 2000, 6,000 options were exercised and 28,150 options were forfeited. No options were exercised in 1999 or 1998.


                                            COMPENSATION COMMITTEE
                                            John E. Demmer, Chairman
                                            Wilber M. Brucker, Jr.
                                            David Himick
                                            Donald G. Karcher
                                            Bradley F. Keller
                                            Richard Nordstrom


                             EXECUTIVE COMPENSATION

         The Chairman of the Board and Chief Executive Officer of the Corporation, John E. Demmer, received no compensation in 2000. The following table sets forth information with respect to those executive officers of the Corporation or the Bank whose total compensation exceeded $100,000 during 2000.

                           Summary Compensation Table

                                                                        Annual Compensation
                                                -------------------------------------------------------------------
Name and Principal Position                        Year            Salary             Bonus        Options Granted
----------------------------------------------  -------------------------------------------------------------------

Michael J. Ross                                    2000            $172,412          $35,000              7,500
President and Chief Executive Officer,             1999             164,759            5,000             15,000
Community Bank of Dearborn                         1998             149,613           30,000             10,200

Warren R. Musson                                   2000              97,754           28,000              9,000
Senior Vice President, Head of Lending,
Community Bank of Dearborn


OPTIONS GRANTS DURING 2000

         The following table sets forth information on stock options granted during 2000 under the Corporation's Stock Option Plan to those officers of the Bank named in the Summary Compensation Table. No stock options were exercised during 2000 by these individuals.


                              Individual Grants
-------------------------------------------------------------------------------
                                                                                 Potential Realizable Value at
                                                                                Assumed Rates of Stock Price
                                                                               Appreciation for Option Term (3)
                                                                               --------------------------------------
                                      Percent of
                        Number of    Total Options
                        Securities    Granted to
                        Underlying     Employees      Exercise
                         Options      During 2000     Price Per    Expiration
         Name            Granted          (1)         Share (2)       Date                   5%              10%
--------------------------------------------------------------------------------     ---------------   --------------

Michael J. Ross           7,500           11           $6.8125       01/18/10             $32,133           $81,430

Warren R. Musson          6,000            9            6.8125       01/18/10              25,706            65,144
Warren R. Musson          3,000            4            7.6875       05/16/10              14,504            36,756


         (1) The Corporation granted options aggregating 69,500 shares to officers and key employees during 2000.

         (2) The exercise price may be paid at the discretion of the Stock Option Plan Committee by delivery of already-owned shares.

         (3) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Corporation's Common Stock will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10% (total appreciation of 63% and 159%) respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's Common Stock.


YEAR-END OPTION VALUES

         The following table sets forth certain information on the number of stock options remaining unexercised at December 31, 2000 by the officers of the Bank named in the Summary Compensation Table and the value of such options at December 31, 2000.




                                                    Number of Securities Underlying      Value of Unexercised
                          Shares        Value             Unexercised Options         In-the-Money Stock Options
                         Acquired      Realized          at December 31, 2000            at December 31, 2000
         Name           on Exercise  at Exercise     Exercisable     Unexercisable   Exercisable     Unexercisable
-------------------------------------------------- --------------- ---------------- --------------  ----------------
Michael J. Ross             ---          ---           55,140            ---           $14,063            ---

Warren R. Musson            ---          ---           21,500            ---            14,250            ---






                       CUMULATIVE STOCK PERFORMANCE GRAPH

         On April 8, 1998 the Corporation completed its initial public offering of 1,407,527 shares of common stock at a price of $13.73 per share and began trading on the Nasdaq SmallCap Market. During 1999, the Corporation began trading on the Nasdaq National Market.

            The graph and table that follow show the cumulative return on the Common Stock from April 8, 1998 through December 31, 2000. This return is compared in the table and graph with the cumulative return over the same period with the following two indices: (i) the All U.S. Nasdaq Index and (ii) the Nasdaq Bank Index. The graph and table were prepared assuming that $100 was invested on April 8, 1998 in the Common Stock and in each of the indices. Cumulative total return on the Common Stock or the two indices equals the total increase (decrease) in value since April 8, 1998. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or any particular index.

Peer Group Total Return

                                                    Cumulative Total Return
                              --------------------------------------------------------------------

                                     DEARBORN              NASDAQ STOCK                 NASDAQ
                                  BANCORP, INC.            MARKET (U.S.)                 BANK
          04/08/98                  100.00                    100.00                    100.00
          06/30/98                  103.29                    104.50                     97.94
          09/30/98                   84.07                     94.29                     82.67
          12/31/98                   75.00                    122.53                     93.90
          03/31/99                   65.60                    137.42                     90.10
          06/30/99                   67.42                    150.33                     96.73
          09/30/99                   60.13                    154.07                     88.04
          12/31/99                   43.73                    227.71                     90.27
          03/31/00                   48.74                    255.56                     81.53
          06/30/00                   49.20                    222.19                     79.35
          09/30/00                   57.40                    204.45                     94.44
          12/31/00                   63.32                    137.01                    103.07




Dearborn Bancorp, Inc. Total Return

                                                  Beginning       Stock                      Cumulative
                   Transaction      Closing        No. Of       Dividend        Ending          Total
    Date (1)           Type          Price       Shares (2)     per Share       Shares         Return
    --------           ----          -----       ----------     ---------       ------         ------
    04/08/98          Begin          $14.00         7.14           ---           7.14           100.00
    06/30/98         Q'tr End         14.46         7.14           ---           7.14           103.29
    09/30/98         Q'tr End         11.77         7.14           ---           7.14            84.07
    12/31/98         Q'tr End         10.50         7.14           ---           7.14            75.00
    03/31/99         Q'tr End          9.00         7.14          0.15           7.29            65.60
    06/30/99         Q'tr End          9.25         7.29           ---           7.29            67.42
    09/30/99         Q'tr End          8.25         7.29           ---           7.29            60.13
    12/31/99         Q'tr End          6.00         7.29           ---           7.29            43.73
    03/31/00         Q'tr End          6.69         7.29           ---           7.29            48.74
    06/30/00         Q'tr End          6.75         7.29           ---           7.29            49.20
    09/30/00         Q'tr End          7.88         7.29           ---           7.29            57.40
    12/31/00           End             8.69         7.29           ---           7.29            63.32


(1)      Specified ending dates or ex-dividend dates.
(2)      "Begin Shares" based on $100 investment.

                              RELATED TRANSACTIONS

         Certain directors and officers of the Corporation, their associates and members of their immediate families were customers of, and had transactions, including loans and commitments to lend, with the Bank in the ordinary course of business during 2000. All such loans and commitments were made by the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Similar transactions may be expected to take place in the ordinary course of business in the future.


                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Crowe, Chizek and Company LLP has been selected by the Board of Directors of the Corporation as independent certified public accountants to audit the Corporation's books as of and for the year ended December 31, 2001. A representative of Crowe, Chizek and Company LLP will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions by shareholders.


                   FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS


         The following table sets forth the aggregate fees billed to the Corporation for the year ended December 31, 2000 by the Corporation's principal accounting firm, Crowe, Chizek and Company LLP:

         Audit Fees                                                             $37,500    (1)
         Financial Information Systems Design and Implementation Fees               ---
         All Other Fees                                                          15,710    (2)
                                                                            ------------
                                                                                $53,210
                                                                            ============


         (1) Includes fees related to the annual report on Form 10-K and quarterly reports on Form 10-Q.

         (2) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.



                              SHAREHOLDER PROPOSALS

         Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the secretary of the Corporation at the corporate offices on or before December 12, 2001.

                                  MISCELLANEOUS

         It is not expected that any other matters will be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

         The entire cost of preparing and mailing the proxy material will be borne by the Corporation. Solicitation of proxies will be made by mail, personally, or by telephone or telegraph, by officers and employees of the Corporation and the Bank.


                       By Order of the Board of Directors,



                              /s/ Jeffrey L. Karafa

                                    Secretary


April 13, 2001

PROXY
                             DEARBORN BANCORP, INC.

                     PROXY - Solicited by Board of Directors
           For Annual Meeting of Shareholders To Be Held May 15, 2001

The undersigned hereby appoints John E. Demmer and Michael J. Ross, or either of them, with power of substitution in each, proxies to vote all Common Stock of the undersigned in Dearborn Bancorp, Inc. at the Annual Meeting of Shareholders to be held on May 15, 2001, and at all adjournments thereof, upon the following:


1.  ELECTION OF DIRECTORS            ___ FOR all nominees listed below        ___WITHHOLD AUTHORITY to
                             (except as indicated to the contrary below)      vote  for  all nominees listed below


    Nominees as Directors:   Margaret I. Campbell, John E. Demmer, Michael V. Dorian, Jr. and Donald G. Karcher.

    INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.


-------------------------------------------------------------------------------------------------------------------



In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                           UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE
                              FOR THE ELECTION OF ALL DIRECTORS AND FOR THE PROPOSAL.


                                                              -----------------------------------------------------
                                                              Signature of Shareholder


                                                              -----------------------------------------------------
                                                              Signature of Shareholder


                                                              Dated_____________________________________, 2001
                                                              Please sign exactly as your name is printed hereon.
                                                              When signing as attorney, executor, administrator,
                                                              personal representative, trustee, or guardian,
                                                              please give full title. If stock is held jointly,
                                                              each joint owner must sign.


                                   APPENDIX A


                 DEARBORN BANCORP, INC. AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors ("Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements and (3) the independence and performance of the Corporation's auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

4. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the filing of each Form 10-Q.

5. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.       Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Meet with the independent auditor prior to the annual audit to review the planning and staffing of the audit.

12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to that letter. Such review should include: (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and
(b) any changes required in the planned scope of the audit.

15. Prepare the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

16. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations.

17. Review with the Corporation's legal counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

18. Meet at least annually with the Chief Financial Officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.





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